EXHIBIT 10.5
VERSO CORPORATION
DIRECTORS DEFERRED COMPENSATION PLAN
ELECTION FORM

Applicable Year: [2021]

Director: __________________________________________________________________
        (Print Full Name)

I, the Director named above, hereby irrevocably make the elections set forth below pursuant to the Verso Corporation Directors Deferred Compensation Plan (the “Deferred Compensation Plan”). I understand that my elections will be valid only if Verso Corporation (the “Corporation”) receives my completed, signed election form by [December 31, 2020]. (Please complete Sections I and II below, and sign under Section III below. Capitalized terms used in this Election Form have the meanings ascribed to them in the Deferred Compensation Plan document.)
I.    Election to Defer Payment of Annual Equity Award
I hereby make the following election with respect to the Equity Award to be granted to me during the Applicable Year specified above.
Check one of the following options to indicate whether you wish to defer payment of your Equity Award. If you do not select any of these options, you will be deemed to have elected not to defer payment of such Equity Award.
    I elect not to defer the payment of my Equity Award. I understand that such Equity Award will be granted to me in the form of restricted stock units that, subject to the vesting and other terms of the award, will be paid to me in shares of the Corporation’s Class A common stock in connection with the applicable vesting events.
    I elect to defer payment of _____% of the total number of restricted stock units subject to my Equity Award. (Please specify a whole percentage between 1% and 100%. The number of restricted stock units deferred will be rounded to the nearest whole unit.) I understand that such deferred restricted stock units will be granted to me in the form of Stock Units credited under the Deferred Compensation Plan. If and to the extent my deferred Stock Units vest in accordance with their terms, such deferred Stock Units will be paid pursuant to my payment election in Section II below.
II.    Election as to Timing and Form of Payment of Deferred Amounts
Please complete this Section II if you have elected above to defer payment of your Equity Award. As provided in the Deferred Compensation Plan, the Stock Units credited pursuant to your election to defer the Equity Award (or applicable portion thereof) will generally be paid to

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you in shares of the Corporation’s Class A common stock upon the earlier to occur of (i) a change in control of the Corporation or (ii) the termination of your service as a member of the Board. Please check one of the following options to indicate, if your Stock Units become payable upon the termination of your service as a Board member, whether you wish to have your deferred Stock Units paid to you in a lump sum or annual installments. If you do not select any of these options, you will be deemed to have elected payment in a lump sum.
    I elect to receive payment of my Stock Units credited pursuant to this deferral election in a lump sum following the termination of my service as a Board member.
    I elect to receive payment of my Stock Units credited pursuant to this deferral election in ______ annual installments following my termination of service as a Board member. (Please select either three (3) or five (5) annual installments.)
III.    Signature
I have read and understand this form. I have received, and agree to be bound by the terms and conditions of, the Deferred Compensation Plan. If there is any inconsistency between this form and the Deferred Compensation Plan document, the Deferred Compensation Plan document controls. I understand and agree that my election(s) are irrevocable and may not be changed once this form has been filed with the Corporation.

________________________________________________________
(Signature of Director)                            (Date)

ACKNOWLEDGEMENT OF DELIVERY OF ELECTION

On behalf of the Corporation, I hereby acknowledge that the above election(s) were received on the date indicated below.

VERSO CORPORATION

By______________________________________

Date____________________________________
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